UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14 INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CPS TECHNOLOGIES CORP.

(Name of Registrant as Specified in Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

______________________________________________________________

(2)       Aggregate number of securities to which transaction applies:

______________________________________________________________

(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________

(4)       Proposed maximum aggregate value of transaction:

______________________________________________________________

(5)       Total fee paid:

______________________________________________________________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

______________________________________________________________

(2)       Form, Schedule or Registration Statement No.:

______________________________________________________________

(3)       Filing Party:

______________________________________________________________

(4)       Date Filed:

______________________________________________________________

CPS Technologies Corp.
Chuck Griffith, Chief Financial Officer
111 South Worcester Street
Norton, MA 02766
Telephone: (508) 222-0614
Web Site: www.alsic.com

CPS TECHNOLOGIES CORP. ANNOUNCES CHANGE IN VENUE FOR ITS 2020 ANNUAL MEETING OF STOCKHOLDERS

Norton, Massachusetts, April 2, 2020. CPS Technologies Corporation (NASDAQ:CPSH) today announced a change in venue for its Annual Meeting of Stockholders to be held on April 24, 2020. The meeting will now be held at the corporate offices of CPS located at 111 South Worcester Street, Norton, MA 02766 at 10:00 AM (local time).

Grant Bennett, President and CEO, said “To support Governor Baker’s Executive Order dated March 31, 2020 relating to the COVID-19 state of emergency, CPS is moving the location of its 2020 Annual Meeting of Stockholders from the offices of Wilmer Cutler Pickering Hale and Dorr LLP in Boston to its corporate offices in Norton, MA. The annual meeting will be an in-person meeting as originally planned. We will practice social distancing for all in-person participants. Shareholders can listen to the annual meeting via a conference call, and at the conclusion of the annual meeting we will hold a question and answer session for shareholders via conference call.”

CPS, part of the defense industrial base as defined by the Federal Cybersecurity and Infrastructure Security Agency, remains operating consistent with Governor Baker’s executive orders urging essential businesses to continue operations while practicing social distancing.

Those interested in listening to the annual meeting or participating in the question and answer session after the annual meeting should dial:

Call in Number: 833-953-1394

Conference ID: 5789683

About CPS
CPS Technologies Corp. is a global leader in producing metal-matrix composite components used to improve the reliability and performance of various electrical systems. CPS products are used in motor controllers for hybrid and electric vehicles, high-speed trains, subway cars and wind turbines. They are also used as heatspreaders in internet switches, routers and high-performance microprocessors. CPS also develops and produces metal-matrix composite armor.